CONFIDENTIAL
SUBSCRIPTION BOOKLET

PREMIER ALLIANCE GROUP, INC.

Offering of Units

CONTENTS

Instructions for Subscription

Subscription Agreement

Form of Warrant

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COMPANY NAME

INSTRUCTIONS FOR SUBSCRIPTION

The subscriber must do the following:

1.	Complete, sign and deliver the Subscription Agreement included in this Confidential Subscription Booklet (fill out and sign on signature page).

2.	Complete, sign and deliver the Confidential Purchaser Questionnaire included in this Confidential Subscription Booklet (fill out and sign on signature page).

3.	Deliver payment in the aggregate amount of your subscription.

Delivery of the completed subscription documents described above and checks for subscription amounts made out to “American Stock Transfer & Trust Company, as Agent for Premier Alliance Group, Inc.” should be delivered directly to:

Escrow Account

Subscription amounts may also be sent by wire transfer of immediately available funds to:

Bank Name:	J.P. Morgan Chase
ABA #:	021 000 021
Acct #:	323-059945
Acct. Name:	American Stock Transfer & Trust Company, as Agent for Premier Alliance Group, Inc.

THE COMPANY MAY ACCEPT OR REJECT SUBSCRIPTIONS IN ITS SOLE DISCRETION.  THE OFFERING IS AVAILABLE ONLY TO “ACCREDITED INVESTORS” AS DEFINED UNDER REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  In the event that a subscription offer is not accepted by the Company, the subscription funds shall be returned to the subscriber, without interest or deduction thereon.

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SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the date set forth on the signature page hereof between Premier Alliance Group, Inc., a Delaware corporation having a place of business at 4521 Sharon Road, Suite 300, Charlotte, North Carolina 28211 (the “Company”), and the undersigned (the “Subscriber”).

W I T N E S S E T H:

WHEREAS, the Company desires to sell up to $15,000,000 aggregate amount of its units, each Unit (each a “Unit” and collectively the “Units”) consisting of (i) one share of Series D 8% Redeemable Convertible Preferred Stock (the “Shares”), par value $0.001 per share, of the Company (the “Series D Preferred Stock”), which Shares will be convertible into shares of common stock, par value $0.001 per share the Company (the “Common Stock”) as described in the Memorandum (as defined below), and (ii) a warrant to purchase ¼ of the number of shares of the Company’s Common Stock issuable upon conversion of one share of the Series D Preferred Stock (the “Warrants”); and

WHEREAS the subscription for the Units will be made in accordance with and subject to the terms and conditions of this Subscription Agreement and the Company’s Confidential Private Placement Memorandum dated November 26, 2012, as such may be amended from time to time (the “Memorandum”); and

WHEREAS the Company is offering (the “Offering”) the Units on a “best efforts, all-or-none” basis to attain the minimum offering amount of $4,500,000 (the “Minimum Amount”), and on a “best efforts” basis as to the remaining Units sold up to the maximum offering amount of $15,000,000 (the “Maximum Amount”) to a limited number of “accredited investors” (as that term is defined by Rule 501(a) of Regulation D (“Regulation D”) of the Securities Act of 1933, as amended (the “Act”)); and

WHEREAS, the Company has retained ____________ to act as its placement agent in connection with the sale of the securities pursuant to this Agreement (the “Placement Agent”); and

WHEREAS, the Subscriber desires to purchase the amount of Units equal to the investment amount set forth on the signature page hereof on the terms and conditions hereinafter set forth.

WHEREAS, the Company, the Subscriber, the other subscribers for Units in the Offering desires to purchase the amount of Units equal to the investment amount set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

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ARTICLE  I.

SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

1.1. Subject to the terms and conditions hereinafter set forth (including Section 1.18 hereof), Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to Subscriber, the amount of Units in an investment amount set forth upon the signature page hereof against payment made by personal or business check, or money order made payable to “American Stock Transfer & Trust Company” (the “Escrow Agent”), F/B/O Premier Alliance Group, Inc., at the address set forth in Section 3.2, contemporaneously with the execution and delivery of this Agreement.  Subscriber may also pay by wire transfer of immediately available funds to:

J.P. Morgan Chase
55 Water Street
New York, NY
A/C # 323-059945
ABA # 021 000 021

American Stock Transfer & Trust Company
As Agent for Premier Alliance Group, Inc.

The Securities to be issued to the Subscriber in connection with its purchase of Units hereunder shall be delivered by the Company to Subscriber within ten (10) days following the final Closing Date (as defined in Section 3.1) relating to the purchase and sale of the Securities (as defined Section 1.9)  by Subscriber.

1.2. The Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) the Subscriber may not be able to liquidate his, her or its investment; (iii) transferability of Securities is extremely limited; (iv) in the event of a disposition of the Securities, the Subscriber could sustain the loss of his, her or its entire investment; and (v) the Subscriber has adequate means of providing for such Subscriber’s current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Securities.

1.3. The Subscriber represents that the Subscriber is an “accredited investor”, as indicated by the Subscriber’s responses to the questions contained in ARTICLE VI hereof.  If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state or other jurisdiction in which the Subscriber resides.  In addition, the Subscriber represents that the Subscriber has adequate means of providing for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

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1.4. The Subscriber hereby acknowledges and represents that (i) the Subscriber has prior investment experience, including investment in securities (such as the Series D Preferred Stock and Warrants) which are unregistered or the Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company to the Subscriber and to all other prospective purchasers of Securities and to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (ii) the Subscriber recognizes the highly speculative nature of this investment; and (iii) the Subscriber is able to bear the economic risk which the Subscriber hereby assumes.

1.5. The Subscriber hereby acknowledges that it has been furnished with, or has had an opportunity to acquire and carefully review, the Memorandum, which includes certain of the Company’s filings with the Securities and Exchange Commission (the “SEC”).  The Subscriber has had access to the Company’s Amended Annual Report on Form 10-K/A and the exhibits thereto for the fiscal year ended December 31, 2011, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012 and all subsequent periodic and current reports filed with the SEC and available at the website of the SEC which can be accessed at www.sec.gov. The Subscriber further represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber, his, her or its investment advisor, attorney and/or accountant has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and has received any additional information which the Subscriber has requested.  This Agreement, the Warrant and the Memorandum are collectively referred to herein as the “Offering Documents.”

1.6. (a)           The Subscriber has relied solely upon the information provided by the Company in making the Subscriber’s decision to invest in the Securities.  The Subscriber is familiar with and understands the terms of the Offering, including the rights to which the Subscriber is entitled under this Agreement and the Securities.  The Subscriber has been furnished with and has carefully read the Offering Documents.  In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (whether oral or written) from the Company, or any agent, employee or affiliate of the Company or any other third party other than as set forth in the Offering Documents and the results of Subscriber’s own independent investigation. To the extent necessary, the Subscriber has retained, at his/her/its sole expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder.

(b)           The Subscriber represents that no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not:  (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

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1.7. The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors (who are unaffiliated with, and who are not compensated by, the Company or any affiliate or selling agent of the Company, including the Placement Agent or any selected dealers, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.  The Subscriber acknowledges that the Placement Agent is acting as placement agent for the Securities being offered hereby and will be compensated by the Company for acting in such capacity.  The Subscriber further acknowledges that the Placement Agent has acted solely as agent of the Company in connection with the offering of the Securities by the Company, that the information and data provided to the Subscriber in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material.

1.8. The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC or any state securities regulatory authority or other governmental body or agency since the Offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Regulation D promulgated under the Act.  The Subscriber shall not sell or otherwise transfer the Securities unless they are registered under the Act or unless an exemption from such registration is available.  The Subscriber understands that if required by the laws or regulations or any applicable jurisdictions, the Offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration of exemption therefrom.

1.9. The Subscriber understands that none of the Units, the Shares, the Warrants, nor the shares of Common Stock issuable upon conversion of the Shares (the “Conversion Shares”), or the exercise of the Warrants (the “Warrant Shares” and together with the Units, the Shares, the Warrants and the Conversion Shares, the “Securities”) have been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber’s investment intention.  In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account for investment purposes only and not with a view toward the resale or distribution to others and has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Securities to any other person.  The Subscriber, if an entity, also represents that it was not formed for the purpose of purchasing the Securities.  In addition, neither the Units, the Shares nor the Warrants will be listed for trading on the OTC Markets (the “OTC”) or any other market or exchange.

1.10. The Subscriber understands that Rule 144 promulgated under the Act (“Rule 144”) requires, among other conditions, a minimum holding period of six-months prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act.  The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Act or any state securities or “blue sky” laws or to assist the Subscriber in obtaining an exemption from various registration requirements, other than as set forth in Section 2.28 of this Agreement.  The Subscriber agrees to hold the Company and its directors, officers, employees, controlling persons and agents

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(including the Placement Agent and its managers, members, officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns harmless from and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by the Subscriber contained in this Agreement (including the Confidential Investor Questionnaire contained in ARTICLE VI herein), (ii) any sale or distribution by the Subscriber in violation of the Act or any applicable state securities or “blue sky” laws or (iii) any untrue statement of a material fact made by the Subscriber and contained herein.

1.11. The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities substantially as set forth below, that such Securities have not been registered under the Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Securities.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

1.12. The Subscriber agrees to supply the Company, within five (5) days after the Subscriber receives the request therefor from the Company, with such additional information concerning the Subscriber as the Company deems necessary or advisable.

1.13. The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence, if Subscriber is an individual, or its principal business address, if it is a corporation or other entity.

1.14. The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute, deliver, and perform this Agreement and to purchase the Securities.  This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.15. If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity (a) it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

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1.16. The Subscriber acknowledges that if he or she is a Registered Representative of an member firm of the Financial Industry Regulatory Authority (“FINRA”), he or she must give such firm the notice required by the FINRA Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 6.4 below.

1.17. The Subscriber acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company.

1.18. The Subscriber understands, acknowledges and agrees with the Company that this subscription (the “Subscription”) may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before the applicable Closing with respect to the Securities subscribed for by the Subscriber, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s Subscription.

1.19. The Subscriber understands, acknowledges and agrees with the Company that, except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.  If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

1.20. The Subscriber understands, acknowledges and agrees with the Company that the Offering is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber.

1.21. The Subscriber understands, acknowledges and agrees with the Company that there can be no assurance that the Subscriber will be able to sell or dispose of the Securities.  It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

1.22. The Subscriber understands that all information regarding the Offering is confidential and represents that it will not be used for any purpose other than in connection with his, her or its consideration of a purchase of the Securities and agrees to treat it in a confidential manner.  The Subscriber understands that he is not permitted to engage in transactions involving the Company’s securities while in possession of material non-public information regarding the Company, such as information related to the Offering, except as expressly contemplated by this Agreement.

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1.23. Subscriber represents and warrants that he/she/it will have no open position in the Company’s common stock at the time a Registration Statement is filed with the SEC to register the Securities and is aware of the following Compliance and Disclosure Interpretation of the SEC:

239.10

An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective.  One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date.  The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made.  There would, therefore, be a violation of section 5 if the shares were effectively sold prior to the effective date.

1.24. The Subscriber acknowledges that the information contained in the Offering Documents or otherwise made available to the Subscriber is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither be used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason, notwithstanding that the Subscriber’s Subscription may not be accepted by the Company; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible as of the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

1.25. If the Subscriber is purchasing the Securities in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Securities as such requirements are set forth herein, concurs in the purchase of the Securities and agrees to be bound by the obligations, representations, warranties and covenants contained herein.  Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

1.26. No authorization, approval, consent or license of any person is required to be obtained for the purchase of the Securities by the Subscriber, other than those that have been obtained and are in full force and effect.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and thereby will not, result in any violation of or constitute a default under any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or to the best of the Subscriber’s knowledge, any permit, franchise, judgment, order, decree, statute, rule or regulation to which the Subscriber or any of its businesses or properties is subject.

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1.27. The representations, warranties and agreements of the Subscriber contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the Closing Date of the sale of the Securities to the Subscriber as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Securities.

1.28. The Subscriber acknowledges that the Placement Agent (including any of its members, managers, employees, agents or representatives) has not made any representations or warranties to the Subscriber concerning the Company and its Subsidiary (as defined in Section 2.2(d)) and their respective businesses, condition (financial or otherwise) or prospects.

1.29. The Placement Agent shall be entitled to rely upon the representations, warranties and covenants of the Subscriber set forth in this Agreement.

1.30. The Subscriber has read in its entirety the Memorandum including, but not limited to, the “Risk Factors,” contained in the Memorandum and the SEC Filings (as defined in Section 2.2(b)) which are attached as exhibits to the Memorandum, and understands fully to its full satisfaction all information included in the Memorandum.

1.31. The Subscriber understands that (i) the Offering is contingent upon the sale of Units representing at least $4,500,000 for the initial closing to occur (the “Minimum Amount”), and the Company may not close on the Subscriber’s Subscription unless it receives subscriptions for the Minimum Amount and (ii) the Company is under no obligation to, and there can be no assurance that, the Company will receive or accept subscriptions for the aggregate number of Securities that may be sold by the Company pursuant to the Offering.

ARTICLE  II.

REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber and the Placement Agent that, except as set forth in the Schedules hereto:

2.1.           Corporate Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and the Company has the requisite corporate power and authority to own or lease its properties and to carry on its business as now being conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or in good standing could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  For purposes of this Agreement, “Material Adverse Effect” shall mean, as to any entity, any material adverse effect on the business, operations, conditions (financial or otherwise), assets or results of operations of the Company and its Subsidiaries (as defined below) as a whole.

2.2.           Capitalization; Organizational Documents; Subsidiary.

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(a)           The authorized capital stock of the Company consists of 100,000,000 shares of capital stock, of which 90,000,000 are classified as Common Stock and 10,000,000 are classified as preferred stock, of which (i) 2,000,000 shares are classified as 7% Series B Convertible Preferred Stock (the “Series B Preferred Stock”), (ii) 2,500,000 are classified as 7% $2.10 Series C Convertible Preferred Stock (the “Series C Preferred Stock”), and (iii) 15,000 are classified as Series D Preferred Stock.  As of the date of the Memorandum, (i) 15,782,071 shares of Common Stock, (ii) 1,160,000 shares of Series B Preferred Stock, (iii) 2,380,952 shares of Series C Preferred Stock and (iv) no shares of Series D Preferred Stock and no other shares of capital stock of the Company (other than the securities described in the Memorandum) are issued and outstanding.  As of the date of the Memorandum, the Company has reserved approximately 20,000,000 shares of Common Stock for issuance upon the exercise or conversion of outstanding convertible securities.  All of the outstanding shares of capital stock have been duly and validly issued and are fully paid and nonassessable and have been issued in accordance with all applicable federal and state securities laws.  No shares of capital stock are subject to preemptive rights or any other similar rights or any liens suffered or permitted by the Company.  Except as disclosed in the SEC Filings (as defined below), as of the date hereof, there are no outstanding options, warrants, scrips, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock.  There are no preemptive rights or rights of first refusal or similar rights which are binding on the Company permitting any person to subscribe for or purchase from the Company shares of its capital stock pursuant to any provision of law, the Certificate of Incorporation (as defined below) or the By-laws (as defined below) or by agreement or otherwise.  There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.  True and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof, including the Company’s Certificates of Designation (the “Certificate of Incorporation”), and the Company’s Restated and Amended By-laws, as in effect on the date hereof (the “By-laws”) are available as part of the Company’s filings with the SEC (the “SEC Filings”).  The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Certificate of Incorporation, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable against the Company and in accordance with all applicable laws, rules and regulations.  Except as set forth in the Memorandum or pursuant to the Offering, no person holds any right to require the Company to register any securities of the Company under the Act or to participate in any such registration.

(b)           Upon issuance of the Units and payment of the purchase price therefor in accordance with the terms of this Agreement, the Shares and Warrants will be duly authorized, validly issued, fully paid and nonassessable, will be issued in compliance with all applicable securities laws, and will be free and clear of any restrictions on transfer and any taxes, claims, liens, pledges, options, security interests, purchase rights, preemptive rights, trusts, encumbrances or other rights or interests of any other person (other than any restrictions under the Act).  The issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other person and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

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(c)           Upon the due conversion of the Shares and exercise of the Warrants and payment of the purchase price therefor in accordance with the terms of the Warrants, the Preferred Shares and the Warrant Shares, as the case may be, will be duly authorized, validly issued, fully paid and nonassessable, will be issued in compliance with all applicable securities laws, and will be free and clear of any restrictions on transfer and any taxes, claims, liens, pledges, options, security interests, purchase rights, preemptive rights, trusts, encumbrances or other rights or interests of any other person (other than any restrictions under the Act and any applicable state securities or “blue sky” laws).  The Company has reserved a sufficient number of shares of Common Stock for issuance upon the conversion of the Shares, the exercise of the Warrants and the issuance of dividends pursuant to the terms of the Shares.

(d)           The Company directly or indirectly owns its subsidiaries (each a “Subsidiary” of the Company, and collectively the “Subsidiaries”), and each has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its properties and to conduct its business and is duly qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.  All of the issued and outstanding capital stock of the Subsidiaries are owned, directly or indirectly, by the Company, in each case, free and clear of any liens, and has been duly authorized and validly issued, and is non-assessable.  Except for the Subsidiaries, the Company does not presently own or control, directly or indirectly, any interest in any other subsidiary, corporation, association or other business entity.

2.3.           Authorization; Enforcement.  (a)  The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the subscription agreements with the other Subscribers (together with the Subscriber, the “Subscribers”) and any other documents to be entered into in connection with the Offering (collectively, the “Offering Agreements”) and to issue and sell the Securities and perform its obligations with respect hereto and under the Offering Agreements in accordance with the terms hereof and thereof, (b) the execution and delivery of the Offering Agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Company and no further consent or authorization is required by the Company, the Board of Directors of the Company or its respective stockholders, and (c) this Agreement has been duly executed and delivered by the Company and the other Offering Agreements, when executed and delivered by the Company, will be duly executed and delivered by the Company.  This Agreement constitutes, and the other Offering Agreements, when executed and delivered by the Company, will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

2.4.           No Conflicts.  The execution, delivery and performance of this Agreement and the other Offering Agreements by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby will not (a) result in a violation of the Certificate

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of Incorporation, the By-laws or the certificate of incorporation, by-laws or other organizational documents of any Subsidiary, or (b) violate or conflict with, or result in a breach of, any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien on or against any of the properties of the Company or any Subsidiary pursuant to, any note, bond, mortgage, agreement, license, indenture or instrument to which the Company or any Subsidiary is a party, or result in a violation of any statute, law, rule, regulation, writ, injunction, order, judgment or decree applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected.  Except as disclosed in the Memorandum, neither the Company nor any Subsidiary is in violation of any term of or in default under its certificate of incorporation, by-laws or other organizational documents or in violation of any material term of, or in default under, any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any Subsidiary.  Except as specifically contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof, other than (i) filings pursuant to federal and state securities laws in connection with the sale of the Securities and (ii) the registration of the Registrable Securities (as defined in Section 2.28 of this Agreement) with the SEC and filings pursuant to state securities laws.  All consents, authorizations, orders, filings and registrations that the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof, and those which are required to be made after the Closing and which will be duly made on a timely basis.

2.5.           Financial Statements.

(a)  The financial statements of the Company contained in the SEC Filings  have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended.

(b)  Except as set forth in the Company’s SEC Filings, neither the Company nor any Subsidiary has incurred any material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions except in the ordinary course of business.  The other historical financial and statistical information with respect to the Company included in the Offering Documents presents fairly in all material respects the information shown therein on a basis consistent with the audited financial statements of the Company included in the Offering Documents.

2.6.           Securities Law Exemption.  Assuming the truth and accuracy of the Subscriber’s representations and warranties in this Agreement and the truth and accuracy of each of the other Subscribers’ representations and warranties set forth in the subscription agreements executed by

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such other Subscribers, the offer, sale and issuance of the Securities as contemplated by this Agreement and the other subscription agreements are exempt from the registration requirements of the Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

2.7.           Litigation.

(a)  All actions, suits, arbitrations or other proceedings or, to the Company’s knowledge, investigations pending or threatened against the Company or any Subsidiary that would have a Material Adverse Effect on the Company, are disclosed in the Company’s SEC Filings.  There is no action, suit, proceeding or, to the Company’s knowledge, investigation that questions this Agreement or the right of the Company to execute, deliver and perform its obligations hereunder or under any of the other Offering Agreements.

(b)  Except as set forth in the Offering Documents and the Company’s SEC Filings, there are no actions, proceedings, claims or investigations before or by any court or governmental authority (or any state of facts which management of the Company has concluded could give rise thereto) pending or, to the knowledge of the Company, threatened, against the Company’s or any Subsidiary’s officers or directors which, if determined adversely to such officer or director, could have a Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the enforceability thereof or which are required to be disclosed to the Subscriber and the other subscribers of the Securities under the Act, the Exchange Act or any SEC rules or regulations promulgated thereunder or are material to an investor’s evaluation of the Company.

2.8.           Intellectual Property.

(a)                 The Company and each of its subsidiaries owns or possesses or has valid right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, inventions, trade secrets and similar rights (“Intellectual Property”) necessary for the conduct of the business of the Company and its subsidiaries as currently carried on and as described in the Memorandum.  To the knowledge of the Company, no action or use by the Company or any of its Subsidiaries will involve or give rise to any infringement of, or license or similar fees for, any Intellectual Property of others, except where such action, use, license or fee is not reasonably likely to result in a Material Adverse Effect.  Neither the Company nor any of its subsidiaries has received any notice alleging any such infringement or fee.

(b)           The consummation of the transactions contemplated hereby and by the other Offering Documents will not result in the alteration, loss, impairment of or restriction on the Company’s or its Subsidiary’s ownership or right to use any of the Intellectual Property which is necessary for the conduct of Company’s and of its Subsidiary’s respective businesses as currently conducted or to the Company’s knowledge as currently proposed to be conducted or result in a default under any license agreement.

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(c)           The Company and its Subsidiaries have taken security measures necessary to protect the secrecy, confidentiality and value of all the Intellectual Property, which measures are reasonable and customary in the industry in which the Company or the Subsidiaries operate.  Each of the Company's employees and consultants have entered into written agreements with the Company assigning to the Company or Subsidiary, as applicable, all rights in Intellectual Property developed in the course of their service with the Company.  Except under confidentiality obligations, there has been no material disclosure of any of the Company’s or its Subsidiary’s Confidential Information to any third party.

2.9.           Title to Property and Assets.  Each of the Company and the Subsidiaries has good and marketable title to or, in the case of leases and licenses, has valid and subsisting leasehold interests or licenses in, all of its properties and assets (whether real or personal, tangible or intangible) free and clear of any liens or other encumbrances, except for liens or other encumbrances that do not, individually or in the aggregate, have a Material Adverse Effect.  With respect to property leased by the Company or any Subsidiary, each of the Company and the Subsidiaries, as the case may be, has a valid leasehold interest in such property pursuant to leases which are in full force and effect, and each of the Company and the Subsidiaries, as the case may be, is in compliance in all material respects with the provisions of such leases.

2.10.           Compliance with Laws.  Except as set forth in the Memorandum, each of the Company and the Subsidiaries are and have been in compliance in all material respects with all laws, rules, regulations, orders, judgments or decrees that are applicable to it, the conduct of its business as presently conducted and as proposed to be conducted, and the ownership of its property and assets (including, without limitation, all Environmental Laws (as defined below), laws related to occupational safety, health, wage and hour, and employment discrimination), and neither the Company nor any Subsidiary is aware of any state of facts, events, conditions or occurrences which may now or hereafter constitute or result in a violation of any of such laws, rules, regulations, orders, judgments or decrees or which may give rise to the assertion of any such violation, except where such violation or violations do not have a Material Adverse Effect.  All required reports and filings with governmental authorities have been properly made as and when required, except where the failure to report or file would not, individually or in the aggregate, have a Material Adverse Effect.  In addition, to the extent applicable to the Company, the Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002.  “Environmental Laws” means all federal, state, local and foreign laws, ordinances, treaties, rules, regulations, guidelines and permit conditions relating to contamination or pollution of the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or the protection of human health and worker safety, including, without limitation, laws and regulations relating to transportation, storage, use, manufacture, disposal or release of, or exposure of employees or others to, Hazardous Materials (as defined below) or emissions, discharges, releases or threatened releases of Hazardous Materials.  “Hazardous Materials” means any substance that has been designated by any governmental entity or by applicable Environmental Laws to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the Resource Conservation and Recovery Act of 1976, as amended,

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and the regulations promulgated pursuant to Environmental Laws, but excluding office and janitorial supplies maintained in accordance with Environmental Laws.

2.11.           Licenses and Permits.

(a)  Each of the Company and the Subsidiaries has obtained and maintains all federal, state, local and foreign licenses, permits, consents, approvals, registrations, authorizations and qualifications required to be maintained in connection with the operations of the Company and any of the Subsidiaries as presently conducted and as proposed to be conducted, except where the failure to obtain or maintain such licenses, permits, consents, approvals, registrations, authorizations and qualifications could not have a Material Adverse Effect. Neither the Company nor any Subsidiary is in default in any material respect under any of such licenses, permits, consents, approvals, registrations, memberships, authorizations and qualifications.

(b)  To the Company’s knowledge, the conduct of its and its Subsidiary’s business as presently and proposed to be conducted is not presently subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company or any of its Subsidiaries conducts or proposes to conduct such business, except as described in the Offering Documents and except such regulation as is applicable to commercial enterprises generally.

2.12.           Changes.  Since December 31, 2011, except as set forth in the Memorandum or the SEC Filings, each of the Company and its Subsidiaries has operated its business in the ordinary course of business and, to the knowledge of the Company, there has not been, or the Company has not (as the case may be):

(a)           any Material Adverse Effect;

(b)           any damage, destruction or loss, whether or not covered by insurance, which would have a Material Adverse Effect;

(c)           any waiver or compromise by the Company or any Subsidiary of a valuable right or of a material debt owed it;

(d)           sold, encumbered, assigned or transferred any material assets or properties of the Company or any Subsidiary, other than in the ordinary course of business;

(e)           incurred any liability, whether accrued, absolute, contingent or otherwise, and whether due or to become due, other than (i) in the ordinary course of business or (ii) liabilities that are not, individually or in the aggregate, material to the business, operations, condition (financial or otherwise), assets, results of operations or prospects of the Company or any Subsidiary;

(f)           created, incurred, assumed or guaranteed any indebtedness or subjected any of its assets to any lien or encumbrance, except for indebtedness, liens or encumbrances that are not, individually or in the aggregate, material to the business, operations, condition (financial or otherwise), assets, results of operations or prospects of the Company or any Subsidiary;

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(g)           declared, set aside or paid any dividends or made any other distributions in cash or property on the Company’s or any Subsidiary’s capital stock;

(h)           directly or indirectly redeemed, purchased or otherwise acquired any shares of capital stock of the Company or any Subsidiary;

(i)           suffered any resignation or termination of employment of any key officers or employees;

(j)           except in the ordinary course of business, materially increased the compensation payable or to become payable by the Company or any Subsidiary to any of its officers, employees or directors or materially increased any bonus, insurance, pension or other employee benefit plan, payment or arrangement made by the Company or any Subsidiary for or with any such officers, employees or directors;

(k)           made any direct or indirect loan to any stockholder, employee, officer or director of the Company or any Subsidiary, other than advances made in the ordinary course of business;

(l)           changed any agreement to which it is a party which would have a Material Adverse Effect; or

(m)           entered into any agreement or commitment to do any of the things described in this Section 2.12.

2.13.           Employee Benefit Plans.  All “employee benefit plans,” as such term is defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or similar foreign law, to which the Company or any Subsidiary has any liability or obligation, contingent or otherwise, comply in all material respects and have been maintained and administered in material compliance with such law (to the extent such plan is subject to such law), the Internal Revenue Code of 1986, as amended (the “Code”) (to the extent such plan is subject to the Code), and all other statutes, orders and governmental rules and regulations applicable to such employee benefit plans.  To the Company’s knowledge, neither the Company nor any Subsidiary has incurred any liability pursuant to ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in ERISA) or similar law, and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any Subsidiary, or in the imposition of any lien on any of the rights, properties or assets of the Company or any Subsidiary pursuant to ERISA or to such penalty or excise tax provisions of the Code.  Neither the Company nor any Subsidiary maintains or contributes to, nor has it maintained or contributed to, any “multiemployer plan,” as such term is defined in ERISA.

2.14.           Taxes.  Each of the Company and its Subsidiaries have timely filed all tax returns and reports (federal, state, local and foreign) required to be filed and these returns and reports are true and correct in all material respects.  Each of the Company and its Subsidiaries have paid all taxes and other assessments shown to be due on such returns or reports.  Neither the Internal Revenue Service nor any foreign, state or local taxing authority has, during the past three (3) years, examined or informed the Company or any Subsidiary that it is in the process of examining any such tax returns and reports.  The provision for taxes of the Company and its Subsidiaries, as shown on the financial statements included in the Company’s SEC Filings, are adequate for taxes due or accrued as of the date thereof and since that date each of the Company and its Subsidiaries has provided adequate accruals in accordance with generally accepted accounting principals in its financial statements for any taxes incurred that have not been paid, whether or not shown as being due on any tax returns.

2.15.           Insurance.  Each of the Company and its Subsidiaries maintains in full force and effect fire, casualty and liability insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary.  There is no claim pending under any of such policies. The Company and its Subsidiaries are current in all premiums or other payments due under each insurance policy and have otherwise performed in all material respects all of its respective obligations thereunder.

2.16.           Employees.  Neither the Company nor any Subsidiary has any collective bargaining agreements with any of its employees.  There is no labor union organizing activity pending or, to the Company’s knowledge, threatened with respect to the Company or any Subsidiary.  To the Company’s knowledge, no officer or key employee intends to terminate their employment with the Company or any Subsidiary.

2.17.             Material Contracts.  The SEC Filings contain all material contracts, agreements, commitments, arrangements, leases, policies or other instruments to which either the Company or any of its subsidiaries is a party or by which it is bound, which are required to be filed pursuant to the Act or the Exchange Act (the “Material Contracts”).  Except as otherwise described in the SEC Filings, the Material Contracts (as defined below) are valid and in full force and effect as to the Company and any of the Subsidiaries, and, to the Company’s knowledge, to the other parties thereto.  Except as otherwise disclosed in the Memorandum, neither the Company nor any Subsidiary is in violation of, or default under (and there does not exist any event or condition which, after notice or lapse of time or both, would constitute such a default under), the Material Contracts, except to the extent that such violations or defaults, individually or in the aggregate, could not reasonably be expected to (a) affect the validity of this Agreement or the other Offering Documents, (b) have a Material Adverse Effect, or (c) impair the ability of the Company or any Subsidiary to perform fully on a timely basis any material obligation which the Company or any Subsidiary has or will have under this Agreement or any other Offering Documents.  To the Company’s knowledge, none of the other parties to any Material Contract are in violation of or default under any Material Contract in any material respect.  Neither the Company nor any Subsidiary has received any notice of cancellation or any written communication threatening cancellation of any Material Contract by any other party thereto.

2.18.           Disclosure.  This Agreement, the Schedules and Exhibits hereto (including, without limitation, the Offering Documents) and all other documents delivered by the Company to the Subscriber in connection herewith at the Closing, do not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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2.19.           No Integrated Offering.  Neither the Company, any Subsidiary nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Act.  The issuance of the Securities will not be integrated with any past issuance of the Company’s securities for purposes of the Act.

2.20.           Offering Documents.

(a)  Each of the Offering Documents has been diligently prepared by the Company, in conjunction with its legal counsel, and is in compliance, in all material respects, with Regulation D, the Act and the requirements of all other rules and regulations of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Securities are to be offered and sold.  Assuming the Subscriber’s representation contained herein and the representations of the other subscribers in the Offering contained in their respective subscription agreements are true, correct and complete, the Securities will be offered and sold pursuant to the registration exemption provided by Rule 506 under Regulation D and Section 4(2) and/or Section 4(6) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those jurisdictions in which the Securities are being offered for sale.  The Offering Documents describe all material aspects, including attendant risks, of an investment in the Company.  Neither the Company nor any Subsidiary has taken nor will it take any action which conflicts with the conditions and requirements of, or which would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(2) and/or Section 4(6) of the Act and knows of no reason why any such exemption would be otherwise unavailable to it.  None of the Company, the Subsidiaries nor their predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such persons for failing to comply with Section 503 of Regulation D.

(b)   None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading.  There is no fact which the Company has not disclosed to the Subscriber in writing and of which the Company is aware which has or could have a Material Adverse Effect.

(c)  Neither the Company nor any Subsidiary has distributed and will not distribute prior to the Closing Date any offering material in connection with the Offering other than the Offering Documents or any amendment or supplement thereto.

2.21.           Finders.  Except for the amounts due and owing to the Placement Agent, the Company is not obligated to pay a finder’s or origination fee or similar fee in connection with the Offering and agrees to indemnify the Subscriber from any such claim made by any other person.

2.22.           Transfer Taxes.  On the applicable Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer

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of the Securities to be sold to the Subscriber hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.

2.23.           Contributions.  Neither the Company nor any Subsidiary has directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully where required by law any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

2.24.           Investment Company.  The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

2.25           Related Party Transactions.  No transaction has occurred between or among the Company or any Subsidiary and any of their affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in the Offering Documents that is not so described.

2.26.           Books and Records.  The books, records and accounts of the Company and the Subsidiary accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and the Subsidiary, all to the extent required by generally accepted accounting principles.

2.27 Internal Controls. The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiary, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the 1934 Act, as the case may be, is being prepared.  The Company's certifying officers evaluated the effectiveness of its controls and procedures as of the filing date of the most recently filed periodic report under the 1934 Act (such date, the "Evaluation Date").  The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.  The Company maintains and will continue to maintain a standard

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system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

2.28 Piggy-Back Registration Rights. At any time the Conversion Shares or Warrant Shares (collectively, the “Registrable Securities”) are owned by a  Subscriber and there is not an effective registration statement covering all of the Registrable Securities, and  if the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Act, of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Act) or their then equivalents, relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Subscriber a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Subscriber shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Subscriber requests to be registered; provided, however, that Registrable Securities  will not be included if the underwriter(s) associated with the offering which is the subject of the registration statement believes, in good faith, that the inclusion of such Registrable Securities will have an adverse effect on the sale of the securities for which such registration statement was filed, and further provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 2.28  that are eligible for resale pursuant to Rule 144 promulgated by the SEC pursuant to the Act or that are the subject of a then effective registration statement. If any SEC Guidance sets forth a limitation on the number of securities permitted to be registered on a particular registration statement (and notwithstanding that the Company used diligent efforts to advocate with the SEC for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Subscriber as to its Registrable Securities, the number of Registrable Securities to be registered on such registration statement will be reduced on a pro rata basis with such other securities being registered on the applicable registration after as full an allocation as possible has been afforded for the securities for which the registration statement has been filed.

ARTICLE  III.

TERMS OF SUBSCRIPTION

The minimum subscription by any single Subscriber shall be twenty-five (25) Units; provided that the Company reserves the right to accept, at the discretion of the Company and the Placement Agent, subscriptions for a lesser amount of Units.  The Offering shall terminate at the earlier of (i) March 31, 2013 unless terminated at an earlier time or extended by the mutual agreement of the Placement Agent and the Company without notice to prospective investors, or (ii) such other date on which the Maximum Amount has been sold.  The Company may conduct a closing upon receipt of a properly executed copy of this Agreement from the Subscriber or such other subscriber(s) and the purchase price for the Securities being purchased by the Subscriber or such other subscriber(s) representing in the aggregate the Minimum Amount.  The closing of the purchase and sale of the Units pursuant to the Offering shall be referred to herein as the “Closing”, subject to the termination dates set forth above (the date of such Closing, the “Closing Date”).  In the event the Company shall not have obtained subscriptions (including this subscription) for purchases of the Minimum Amount on or before

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11:59 p.m. New York City time on March 31, 2013, then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be returned to the Subscriber as set forth in Section 3.4.

3.1. Pending the sale of the Securities, all funds paid hereunder shall be deposited by the Company in escrow with the Escrow Agent, having a branch at 59 Maiden Lane, New York, NY 10038.

3.2. The Subscriber hereby authorizes and directs the Company to deliver the Securities to be issued to the Subscriber pursuant to this Agreement to the residential or business address indicated on the signature page hereto or to any customer account maintained with the Placement Agent.

3.3. The Subscriber hereby authorizes and directs the Company to return, without interest, any funds for unaccepted subscriptions (including any subscriptions that were not accepted as a result of the termination of the Offering) to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

3.4. The Company’s agreement with each Subscriber is a separate agreement and the sale of Securities to each Subscriber is a separate sale.

ARTICLE  IV.

CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBER

4.1. The Subscriber’s obligation to purchase Securities at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the option of the Subscriber to the extent permitted by law:

(a)           Representations and Warranties Correct.  The representations and warranties made by the Company in ARTICLE  II hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b)           Covenants.  All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

(c)           No Legal Order Pending.  There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d)           No Law Prohibiting or Restricting Such Sale.  There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Securities (except as otherwise provided in this Agreement).

(e)           Certificate of Designation.  The Certificate of Designation for the Series D Preferred Stock shall have been filed with the Secretary of State of the State of Delaware.

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(f)           Legal Opinion.  The Subscribers and the Placement Agent shall have received a legal opinion from the Company’s outside counsel in a form reasonably acceptable to the Placement Agent.

ARTICLE  V.

MISCELLANEOUS AND COVENANTS

5.1. Any notice or other communication to the Company given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefore.  Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

The address for such notices and communications shall be as follows:

If to the Company:

Premier Alliance Group, Inc.
4521 Sharon Road, Suite 300,
Charlotte, North Carolina 28211
Attention:  Mark S. Elliott, Chief Executive Officer
Facsimile:  (704) 521-8078

With a copy to:

Ruskin Moscou Faltischek P.C.
1425 RXR Plaza
East Tower, 15th Floor
Uniondale, New York 11556
Attention:  Seth I. Rubin, Esq.
Facsimile:  (516) 669--6891

If to a  Subscriber:

To the address set forth under such Subscriber’s name on the signature pages hereto.

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5.2. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

5.3. The Company agrees to indemnify and hold harmless each Subscriber and the Placement Agent and their respective Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Offering Documents, and will reimburse any such person for all such amounts as they are incurred by such person.

5.4. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged; provided, however, that any change, modification or amendment to this Agreement which is also proposed to be made to all of the other subscription agreements in connection with the Offering shall be made and be effective upon the written consent of subscribers in the Offering who subscribed for at least a majority of the Units (whether or not including Subscriber).

5.5. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.  The Placement Agent shall be deemed a third party beneficiary of the representation and warrants and covenants made by the Company and the Subscribers in the Offering Documents.

5.6. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Units as herein provided; subject, however, to the right hereby reserved to the Company to reject this subscription in accordance with Section 1.18.

5.7. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY TO ENFORCE AN ARBITRATION AWARD CONSISTENT WITH PARAGRAPH 5.8 BELOW, THE EXCLUSIVE FORUMS FOR SUCH ENFORCEMENT ARE EITHER THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

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5.8. Except with respect to any claim, dispute or controversy involving equitable remedies which may be brought in a court of law, any claim, dispute or controversy arising out of or in connection with or relating to this Agreement or the breach or alleged breach thereof or including, without limitation, the Offering Agreements shall be submitted by the parties to binding arbitration before the American Arbitration Association in the City of New York, State of New York, before a single arbitrator who shall be a retired judge with experience in securities laws.  Subscriber agrees that he, she or it hereby submits to the jurisdiction of all of the courts of the State of New York as well as the American Arbitration Association.  Subscriber hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which he, she or it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.  Subscriber hereby irrevocably consents to the service of process of any of the aforementioned courts and tribunal in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address as set forth herein.  The cost of the arbitration shall be equally divided between the parties unless the Subscriber is the successful party, in which case, the Company shall be liable for all of such costs.  If the parties cannot agree on an arbitrator within two (2) weeks after arbitration is requested in writing by either of them, the arbitration shall proceed before an arbitrator who shall be a retired judge with experience in securities laws appointed by the American Arbitration Association and under the rules then obtaining of that Association. The award shall be binding, each party hereby expressly waiving its right to appeal, and rendered in such form that judgment may be entered thereon in any court having jurisdiction thereof.

5.9. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.  If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

5.10. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.11. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

5.12. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

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5.13. (a)           The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b)           The Company agrees not to disclose the names, addresses or any other information about the Subscriber, except as required by law and to satisfy its obligations under Section 2.28 of this Agreement.

5.14. (a)           The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement.  The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

(b)           The Company has engaged, consented to and authorized the Placement Agent to act as agent for the Company in connection with the transactions contemplated by this Agreement.  The Company shall pay the Placement Agent a commission and reimburse the Placement Agent’s expenses in accordance with the Engagement Letter between the Company and the Placement Agent, and the Company shall indemnify and hold harmless the Subscriber from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder.

5.15. Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

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ARTICLE  VI.

CONFIDENTIAL INVESTOR QUESTIONNAIRE

6.1. The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category.  ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL except as otherwise required by law.  The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation.  For purposes of calculating net worth under this Category A, (i) the undersigned’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, (iii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iv) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Category B
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

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Category D
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

 ____________________________________________________________________________________________________________

Category E	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

______________________________________________________
______________________________________________________

Category F
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.(describe entity)

____________________________________________________________________________________________________________

Category G
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor“ as defined in Regulation 506(b)(2)(ii) under the Act.

Category H
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories.  If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.  (describe entity)

______________________________________________________

Category I	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall

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cease to be true, accurate and complete.

6.2. SUITABILITY (please answer each question)

(a)  For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:
__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

(b)  For an individual Subscriber, please describe any college or graduate degrees held by you:
______________________________________________________________________________________________________________________________________________________________________________________________________________________________

(c)  For all Subscribers, please state whether you have participated in other private placements before:

YES_______                                           NO_______

(d) If your answer to question (c) above was “YES”, please indicate frequency of such prior participation in private placements of:

   Public                                    Private                                 Public or Private
  Companies                                 Companies                                 Financing Companies

Frequently
Occasionally
Never

(e) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(f)  For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______                                           NO_______

(g)  For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______                                           NO_______

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(h)  For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______                                           NO_______

(i)  For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______                                           NO_______

6.3. MANNER IN WHICH TITLE IS TO BE HELD (circle one)

(a)           Individual Ownership
(b)           Community Property
(c)           Joint Tenant with Right of
Survivorship (both parties must sign)
(d)           Partnership*
(e)           Tenants in Common
(f)           Company*
(g)           Trust*
(h)           Other

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

6.4. FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

Yes _________                                           No __________

If Yes, please describe:
_________________________________________________________
_________________________________________________________
_________________________________________________________

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*If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

_________________________________
Name of FINRA Member Firm

By: ______________________________
Authorized Officer

Date: ____________________________

6.5. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 6 and such answers have been provided under the assumption that the Company will rely on them.

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[Signature Page]

$_______________________________
Investment Amount = “Purchase Price”

Signature                                                                Signature (if purchasing jointly)

Name Typed or Printed                                                                           Name Typed or Printed

Entity Name                                                                Entity Name

Address                                                                Address

City, State and Zip Code                                                                City, State and Zip Code

Telephone-Business                                                                           Telephone--Business

Telephone-Residence                                                                           Telephone--Residence

Facsimile-Business                                                                Facsimile--Business

Facsimile-Residence                                                                           Facsimile--Residence

Tax ID # or Social Security #                                                                Tax ID # or Social Security #

Name in which securities should be issued:

Dated:                       , 2012

This Subscription Agreement is agreed to and accepted as of ___________________________ , 2012.

PREMIER ALLIANCE GROUP, INC.

By:____________________________________
            Name:
Title:

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CERTIFICATE OF SIGNATORY

(To be completed if Securities are
being subscribed for by an entity)

I,____________________________, am the____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________,______.

(Signature)

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